UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05639

Pacholder High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

8044 Montgomery Road, Ste. 555 Cincinnati,	OH 45236

(Address of principal executive offices)	(Zip code)

Gary J. Madich

8044 Montgomery Road, Ste. 555

Cincinnati, OH 45236

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (513) 985-3200

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 through June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

  PACHOLDER HIGH YIELD FUND, INC.

Directors and Officers

Gary J. Madich, CFA

President

Robert L. Young

Senior Vice President

Patricia A. Maleski

Vice President and Chief Administrative Officer

Stephanie J. Dorsey

Treasurer

Stephen M. Ungerman

Chief Compliance Officer

Jessica K. Ditullio

Secretary

Cheryl Ballenger Chairperson and Director Jerry B. Lewis Director John R. Rettberg Director John F. Ruffle Director Ken Whipple Director John F. Williamson Director

Investment Objective

A closed-end fund seeking a high level of total return

through current income and capital appreciation by

investing primarily in high-yield, fixed income securities

of domestic companies.

Investment Advisor

J.P. Morgan Investment Management Inc.

Administrator

JPMorgan Funds Management, Inc.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

Computershare Investor Services, LLC

Legal Counsel

Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Independent Directors’ Counsel

Bingham McCutchen LLP

Executive Offices

Pacholder High Yield Fund, Inc.

8044 Montgomery Road

Suite 555

Cincinnati, Ohio 45236

Shareholder Services

(877) 217-9502

Please visit our web site, www.phf-hy.com, for information on the Fund’s NAV, share price, news releases, and SEC filings. We created this site to provide stockholders quick and easy access to the timeliest information available regarding the Fund.

This report is for the information of stockholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.

PACHOLDER HIGH YIELD FUND, INC.

SEMI-ANNUAL REPORT

JUNE 30, 2008

(UNAUDITED)

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Dear Stockholders:

Second-Quarter and Semi-Annual Review

The high-yield market, as represented by the Credit Suisse High Yield Index, Developed Countries Only (the “Index”), posted returns of 1.85% and -1.14% for the second quarter of 2008 and six-month period, respectively. The market experienced a sharp recovery in April followed by a moderate gain in May and a steep decline in June. In response to deteriorating credit market conditions, the Federal Reserve (Fed) introduced several measures to enhance liquidity during mid March, which helped lift sentiment across the broader markets. Economic data were slightly stronger than expected in the second quarter. Notably, federal tax rebates worked more quickly than anticipated, with evidence that consumers spent in anticipation of receiving their rebates in April and March. Business investment also held up better than expected. Trade remained a strong support for growth, while lean inventories limited the potential drag from stockpile liquidation. The unemployment rate increased, with the second-quarter average of 5.3% up measurably from the first-quarter average of 4.9%. In addition to job losses, the combination of high energy prices, tighter credit and the continued housing adjustment dragged on growth. Although existing home sales remained flat since December 2007, housing showed signs of stabilization. Nevertheless, inventories continued to be elevated and foreclosures boosted inventories even higher.

For the quarter ended June 30, 2008, the Pacholder High Yield Fund, Inc., posted a 4.67% net-of-fees return (i.e., net of expenses, preferred stock dividends and giving effect to leverage) and a 2.18% gross-of-fees return (i.e., gross of leverage, fees and expenses), compared to the 0.41 % average total return of all closed-end high-yield funds, as reported by Morningstar, and the 1.85% return for the Index.

The Fund’s net-of-fees return of -4.53% for the first half of the year also compared favorably to the average total return of -7.10% for all closed-end high-yield funds, as reported by Morningstar. The Fund’s gross-of-fee return of -2.57% underperformed the Index’s return of -1.14% for the six-month period. Contributors to the Fund’s underperformance for six-month period were an overweight in CCC rated credits and underweight in BB rated credits. The Fund’s allocation in the forest products/containers, transportation (auto) and airlines industry sectors also hurt performance during the first half of the year.

The Fund’s relative outperformance in the second quarter was due primarily to an underweight in securities rated BB and an overweight in securities rated CCC. Lower-rated securities (rated CCC) significantly outperformed higher-rated securities (rated BB). Other factors contributing to relative returns included the Fund’s allocation to leveraged loans, which outperformed the high-yield market index (4.23% versus 1.85%), and overweights in sectors that outperformed, such as health care, cable and manufacturing. Other contributors to performance included underweights in building materials and gaming/leisure, which lagged the Index. The Fund’s allocations to the airlines and auto sectors hurt performance.

Similar to the equity market, the high-yield market began the quarter on a strong note, with the Index returning 3.98% in April. This positive momentum stalled in May. Interest rates continued to move up, and the Index returned 0.38%. In June the broad equity indexes declined sharply, as a combination of rising oil prices and pressure on financial stocks took their toll on the broad markets. These factors also affected the high-yield market, and the Index ended June with a return of -2.41%.

Results for the broad equity indexes during the second quarter and first half of 2008 reflected the continued concern about a slowing economy and deteriorating credit market conditions. The Russell 2000, S&P 500, NASDAQ Composite and Dow Jones Industrials Indexes returned 0.58%, -2.73%, -0.82% and -6.85%, respectively. For the year to date, the Russell 2000, S&P 500, NASDAQ Composite and Dow Jones Industrial Indexes returned -9.37, -11.91%, -13.18% and -13.37%, respectively.

The trailing 12-month default rate for below-investment-grade issuers, as measured by Moody’s Investors Service, rose from a 26-year low of 0.9% at the end of 2007 to 2.0% in June 2008. In response to conditions in the credit markets and the economy as a whole, Moody’s expects defaults to rise to 4.6% by the end of 2008.

The Fund is well diversified, with investments in 201 issuers in 51 different industries. As of June 30, 2008, the Fund’s largest industry sector concentration was in Media, which accounted for 10.69% of its market value. For the six-month period, the average price of the Index fell 4.72 points from 94.03 to 89.3, average yield rose 106 basis points (bps) from 9.50% to 10.53; and the average spread over comparable Treasuries widened 122 bps from 591 bps to 712 bps.

The Fund pays J.P. Morgan Investment Management Inc., the investment adviser, on the basis of a fulcrum fee that increases and decreases proportionately based on the Fund’s performance versus its index for a rolling 12 month period. As a result of the Fund’s underperformance versus the benchmark for the rolling 12 month period ended June 30, 2008, the Fund received a benefit during the current six month period of $297,987 that is offset against the Fund’s expenses. This benefit favorably impacted performance by 26 bps during the period.

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

Auction Rate Preferred Shares

Since February 2008, a significant number of auctions of preferred shares of closed-end funds and auction rate securities of other issuers have failed, including the auctions of the Fund’s auction-rate preferred shares (“Preferred Shares”). A “failed auction” occurs when there are not enough buyers to match sellers at the auction. Holders of Preferred Shares who wish to sell may not be able to do so unless there is a successful auction with sufficient demand for the shares. A failed auction is not a default event. Preferred stockholders continue to receive dividends at the maximum rate set on the date of the failed auction, and their “liquidation preference” of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. The maximum rate is based on the rating assigned to the Fund’s Preferred Shares and may range from 150% to 275% of the “AA” Financial Composite Commercial Paper Rate. Although a failed auction is not a default event, failed auctions generally increase the cost of the Fund’s leverage and lower the income available for the Fund’s common shareholders. The past several months, we have been working toward identifying financing and other alternatives that would allow the Fund to redeem the preferred shares. The Fund is also continuing to evaluate industry developments and potential alternatives and will keep shareholders informed as further information becomes available. A Q&A concerning the failed auctions is available on the Fund’s website at www.phf-hy.com

Fund Strategy

We continued to pursue the Fund’s dual strategy of increasing positions that we expect will have lower credit volatility, such as senior secured loans (16.27% of the Fund, up from 12.4% on December 31, 2007, and 14.85% as of March 31, 2008), while selectively investing in total return opportunities. The investment team continued to cull the Fund of issues with less favorable structures and sell overvalued credits and those with unfavorable risk/reward characteristics.

We remain focused on increasing the Fund’s holdings of securities we believe are better able to withstand a slowing economy, based on a bottom-up fundamental analysis of the individual issuers and securities available in the market.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

Gary J. Madich, CFA

President

July 24, 2008

The performance quoted is past performance and is not a guarantee of future results. Closed-end funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown.

JPMorgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., JPMorgan Investment Advisors, Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

Securities rated below investment grade are called “high-yield bonds,” “non-investment grade bonds,” “below investment-grade bonds,” or “junk bonds.” They generally are rated in the fifth or lower rating categories of Standard & Poor’s and Moody’s Investors Service. Although these securities tend to provide higher yields than higher-rated securities, there is a greater risk that the Fund’s share value will decline. Because this Fund primarily invests in bonds, it is subject to interest rate risks. Bond prices generally fall when interest rates rise.

Opinions and estimates offered constitute our judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. We believe the information provided here is reliable, but do not warrant its accuracy or completeness. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. The views and strategies described may not be suitable for all investors. This material has been prepared for

PACHOLDER HIGH YIELD FUND, INC.

(Unaudited)

informational purposes only, and is not intended to provide, and should not be relied on for, accounting, legal or tax advice. References to future returns are not promises or even estimates of actual returns a client portfolio may achieve. Any forecasts contained herein are for illustrative purposes only and are not to be relied upon as advice or interpreted as a recommendation.

Portfolio Holdings Availability

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings will be available on our website (www.phf-hy.com). In addition, the Fund files its certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

No sooner than 10 calendar days after the end of each month, the Fund’s top 10 holdings as of the last day of each month as well as certain other fund facts and statistical information will also be available on the Fund’s website.

Figure 1

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

CORPORATE DEBT SECURITIES — 132.5%
AEROSPACE & DEFENSE — 0.2%
L-3 Communications Corp., Sr Nt, 6.38%, 10/15/15	$250	$233,750	0.2%

AIRLINES — 3.1%
American Airlines, Inc., Collateral Trust Notes, 10.18%, 1/2/13[9]	1,223	801,336	0.8
American Airlines, Inc., Nt, 3.363%, 10/18/09[3]	498	423,209	0.4
American Airlines, Inc., Private Placement, Nt, 10.32%, 7/30/14[2,9]	743	494,387	0.5
Continental Airlines, Inc., Pass Thru Cert, 9.798%, 4/1/21[10]	1,449	1,166,900	1.1
Continental Airlines, Inc., Unsubordinated, 8.75%, 12/1/11	250	167,500	0.1
Delta Air Lines, Inc., 8.30%, 12/15/29[1,4,6]	1,500	20,625	0.0	[12]
10.125%, 5/15/10[1,4]	500	6,875	0.0	[12]
United Airlines, Inc., Private Placement, VAR, 6.97%, 7/2/14[2,9]	188	137,582	0.1
United Airlines, Inc., Private Placement, Nt, 7.336%, 7/2/19[2]	92	67,289	0.1

		3,285,703	3.1
AUTO COMPONENTS — 1.9%
Delphi Corp., 7.125% 5/1/29[1,4]	725	152,250	0.1
JB Poindexter & Co., Inc., Co Guar, 8.75%, 3/15/14[10]	2,584	1,860,480	1.8

		2,012,730	1.9
AUTOMOBILES — 2.8%
Ford Motor Co., Debentures, 7.125%, 11/15/25	400	224,000	0.2
Ford Motor Co., Nt, 7.45%, 7/16/31[10]	1,000	582,500	0.5
9.98%, 2/15/47[10]	750	472,500	0.4
General Motors Corp., Debentures, 8.10%, 6/15/24[10]	2,075	1,089,375	1.0
8.375%, 7/15/33[6]	1,250	740,625	0.7

		3,109,000	2.8
BEVERAGES — 1.4%
Constellation Brands, Inc., Sr Nt, 7.25%, 5/15/17[6]	500	467,500	0.4
8.375%, 12/15/14	1,025	1,037,813	1.0

		1,505,313	1.4

Description	Par (000)	Value	Percent of Net Assets*

BUILDING PRODUCTS — 0.5%
Associated Materials, Inc., Sr Nt, 11.25%, 3/1/14[6,7]	$400	$264,000	0.2%
Interline Brands, Inc., Sr Sub Nt, 8.125%, 6/15/14	350	337,750	0.3

		601,750	0.5
CHEMICALS — 5.5%
Airgas, Inc., Private Placement, 7.125%, 10/1/18[2]	250	251,875	0.2
Mosaic Co. (The), Private Placement, Sr Nt, 7.375%, 12/1/14[2]	125	130,625	0.1
7.875%, 12/1/16[2]	125	133,125	0.1
PolyOne Corp., Nt, 8.875%, 5/1/12[10]	2,500	2,500,000	2.3
Quality Distribution LLC/QD Capital Corp., Co Guar, 9.00%, 11/15/10[9,10]	1,250	843,750	0.8
Quality Distribution LLC/QD Capital Corp., VAR, Co Guar, 7.21%, 1/15/12 [9,10]	850	510,000	0.5
Sterling Chemicals, Inc., Private Placement, 10.25%, 4/1/15[2]	850	850,000	0.8
Terra Capital, Inc., Sr Nt, 7.00%, 2/1/17	525	514,500	0.5
Westlake Chemical Corp., 6.625%, 1/15/16	250	210,000	0.2

		5,943,875	5.5
COMMERCIAL SERVICES & SUPPLIES — 2.0%
Cenveo Corp., Sr Sub Nt, 7.875%, 12/1/13[6]	325	271,375	0.3
Cenveo Corp., Private Placement, 10.50%, 8/15/16 [2]	500	495,000	0.5
Harland Clarke Holdings Corp., 9.50%, 5/15/15	450	369,000	0.3
Harland Clarke Holdings Corp., VAR, 7.43%, 5/15/15	200	148,000	0.1
Quebecor World Capital Corp. (Canada), Private Placement, Sr Nt, 8.75%, 3/15/16[1,2,4,10]	500	240,000	0.2
6.125%, 11/15/13[1,2,4,10]	1,100	401,500	0.4
Quebecor World, Inc. (Canada), Private Placement, Sr Nt, 9.75%, 1/15/15[1,2,4]	450	218,250	0.2

		2,143,125	2.0

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

COMMUNICATIONS EQUIPMENT — 0.4%
Nortel Networks Ltd. (Canada), Private Placement, 10.75%, 7/15/16[2]	$425	$420,750	0.4%

CONSTRUCTION ENGINEERING — 0.6%
United Rentals North America, Inc., Co Guar, 6.50%, 2/15/12	750	675,000	0.6

CONSUMER FINANCE — 4.2%
ACE Cash Express, Inc., Private Placement, Sr Nt, 10.25%, 10/1/14[2]	1,000	750,000	0.7
Ford Motor Credit Co. LLC, VAR, 5.46%, 1/13/12	300	213,234	0.2
Ford Motor Credit Co. LLC, Nt, 8.00%, 12/15/16[10]	1,400	1,017,467	1.0
8.625%, 11/1/10[10]	1,330	1,128,244	1.0
GMAC LLC, 6.625%, 5/15/12[10]	250	171,504	0.2
8.00%, 11/1/31	1,925	1,252,363	1.1

		4,532,812	4.2
CONSUMER PRODUCTS — 3.0%
Jarden Corp., 7.50%, 5/1/17[6]	1,300	1,131,000	1.1
Southern States Coop, Inc., Private Placement, Sr Nt, 11.00%, 11/1/10[2]	500	510,000	0.5
Spectrum Brands, Inc., PIK, Sr Nt, 11.50%, 10/2/13[6]	725	594,500	0.5
Spectrum Brands, Inc., Sr Nt, 7.375%, 2/1/15[6]	1,075	677,250	0.6
True Temper Sports, Inc., Sr Nt, 8.375%, 9/15/11[6]	490	318,500	0.3

		3,231,250	3.0
CONTAINERS & PACKAGING — 3.1%
Berry Plastics Corp., VAR, 7.568%, 2/15/15[6]	820	785,150	0.7
Berry Plastics Holding Corp., Nt, 8.875%, 9/15/14[6]	500	432,500	0.4
Cascades, Inc., (Canada), Sr Nt, 7.25%, 2/5/13	168	146,160	0.1
Constar International, Inc., VAR, Co Guar, 6.05%, 2/15/12	750	645,000	0.6
Constar International, Inc., Sr Sub Nt, 11.00%, 12/1/12[10]	790	434,500	0.4
Plastipak Holdings, Inc., Private Placement, Sr Nt, 8.50%, 12/15/15[2]	300	277,500	0.3
Portola Packaging, Inc., Sr Nt, 8.25%, 2/1/12[10]	470	239,700	0.2

Description	Par (000)	Value	Percent of Net Assets*

CONTAINERS & PACKAGING (continued)
Smurfit-Stone Container Enterprises, Inc., Sr Nt, 8.00%, 3/15/17[10]	$500	$400,000	0.4%

		3,360,510	3.1
DISTRIBUTORS — 0.4%
American Tire Distributors, Inc., Nt, 10.75%, 4/1/13	485	443,775	0.4

DIVERSIFIED CONSUMER SERVICES — 5.3%
Allied Waste North America, Inc., Sr Nt, 6.125%, 2/15/14	500	480,000	0.5
6.875%, 6/1/17	250	244,375	0.2
Knowledge Learning Corp., Inc., Private Placement, Sr Sub Nt, 7.75%, 2/1/15[2]	2,100	1,932,000	1.8
Mac-Gray Corp., Sr Nt, 7.625%, 8/15/15	650	620,750	0.6
Service Corp. International, 7.00%, 6/15/17	750	716,250	0.7
Service Corp. International, Private Placement, 6.75%, 4/1/15	250	238,125	0.2
Sotheby’s, Private Placement, 7.75%, 6/15/15[2]	250	245,000	0.2
Stewart Enterprises, Inc., Sr Nt, 6.25%, 2/15/13[10]	1,224	1,162,800	1.1

		5,639,300	5.3
DIVERSIFIED FINANCIAL SERVICES — 0.1%
FireKeepers Development Authority, Private Placement, 13.875%, 5/1/15[2]	75	73,313	0.1

DIVERSIFIED MANUFACTURING — 1.9%
Polypore, Inc., Sr Sub Nt, 8.75%, 5/15/12[10]	2,035	2,024,825	1.9

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.5%
Level 3 Financing, Inc., Co. Guar, 9.25%, 11/1/14[10]	800	728,000	0.7
Level 3 Financing, Inc., VAR, 6.70%, 2/15/15[6]	250	208,750	0.2
Level 3 Financing, Inc., Sr Nt, 12.25%, 3/15/13	200	201,250	0.2
PAETEC Holding Corp., 9.50%, 7/15/15	400	369,000	0.3
Qwest Corp., Sr Nt, 7.625%, 6/15/15[10]	1,650	1,588,125	1.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES (continued)
Time Warner Telecom Holdings, Inc., Sr Nt, 9.25%, 2/15/14[10]	$1,000	$1,022,500	1.0%
Windstream Corp., 8.125%, 8/1/13	750	748,125	0.7

		4,865,750	4.5
ELECTRIC UTILITIES — 1.8%
Energy Future Holdings Corp., Private Placement, Nt, 10.875%, 11/1/17[2]	450	454,500	0.4
Reliant Energy, Inc., 7.625%, 6/15/14	500	487,500	0.4
Reliant Energy, Inc., Sec’d Nt, 6.75%, 12/15/14[10]	1,000	1,020,000	1.0

		1,962,000	1.8
ELECTRONIC EQUIPMENT & INSTRUMENTS — 1.9%
Flextronics International Ltd. (Singapore), Debentures, 6.25%, 11/15/14[6]	210	196,350	0.2
Intcomex, Inc., Sec’d Nt, 11.75%, 1/15/11[10]	1,100	984,500	0.9
Sanmina-SCI Corp., 6.75%, 3/1/13	200	179,500	0.2
Sanmina-SCI Corp., VAR, Private Placement, Sr Nt, 5.526%, 6/15/14[2]	300	277,500	0.2
Smart Modular Technologies (Cayman Islands), VAR, Sr Nt, 8.198%, 4/1/12	423	418,770	0.4

		2,056,620	1.9
ENERGY EQUIPMENT & SERVICES — 2.9%
Arch Western Finance LLC, 6.75%, 7/1/13	250	245,000	0.2
Bristow Group, Inc., Co Guar, 6.125%, 6/15/13	250	240,625	0.2
Calfrac Holdings LP, Private Placement, Debentures, 7.75%, 2/15/15[2]	250	241,250	0.2
Chart Industries, Inc., Sr Sub Nt, 9.125%, 10/15/15	1,400	1,452,500	1.4
PHI, Inc., Co Guar, 7.125%, 4/15/13	783	751,680	0.7
Pride International, Inc., Sr Nt, 7.375%, 7/15/14	200	199,500	0.2

		3,130,555	2.9

Description	Par (000)	Value	Percent of Net Assets*

FOOD & STAPLES RETAILING — 2.6%
Golden State Foods Corp., Private Placement, Sr Sub Nt, 9.24%, 1/10/12[2,8,9]	$1,550	$1,573,250	1.5%
Rite Aid Corp., 10.375%, 7/15/16	800	724,704	0.7
Rite Aid Corp., Debentures, 7.50%, 3/1/17	600	484,500	0.4

		2,782,454	2.6
FOOD PRODUCTS — 4.3%
Chiquita Brands International, Inc., Sr Nt, 8.875%, 12/1/15[6]	1,699	1,486,625	1.4
Dole Food Co., Inc., Sr Nt, 8.625%, 5/1/09	500	476,250	0.5
Eurofresh, Inc., Private Placement, Nt, 11.50%, 1/15/13[2,6]	2,367	1,597,725	1.5
Land O’ Lakes, Inc., Sr Nt, 9.00%, 12/15/10	500	516,250	0.5
National Beef Packaging Co. LLC/NB Finance Corp., Sr Nt, 10.50%, 8/1/11[10]	500	457,500	0.4
Pilgrim’s Pride Corp., Debentures, 8.375%, 5/1/17[6]	46	33,810	0.0	[12]
Tom’s Foods, Inc., Sr Nt, 10.50%, 11/1/04[1,3,4,9]	888	8,885	0.0	[12]

		4,577,045	4.3
GAMING — 3.6%
Mashantucket Western Pequot Tribe, Private Placement, 8.50%, 11/15/15[2]	1,320	1,164,900	1.1
MGM Mirage, Inc., Co Guar, 7.625%, 1/15/17	150	123,375	0.1
MGM Mirage, Inc., Sr Nt, 7.50%, 6/1/16[6]	250	205,625	0.2
Seminole Hard Rock Entertainment, Inc., Private Placement, VAR, 5.28%, 03/15/14[2]	500	420,000	0.4
Shingle Springs Tribal Gaming Authority, Private Placement, Sr Nt, 9.375%, 6/15/15[2]	1,000	812,500	0.7
Wynn Las Vegas Capital Corp., Nt, 6.625%, 12/1/14	1,250	1,143,750	1.1

		3,870,150	3.6

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

GAS UTILITIES — 0.5%
Dynegy Roseton/Danskammer Pass Through Trust, 7.67%, 11/8/16	$500	$492,500	0.5%

HEALTH CARE EQUIPMENT & SUPPLIES — 1.1%
Cooper Cos, Inc. (The), Sr Nt, 7.125%, 2/15/15[6]	500	480,000	0.4
LVB Acquisition Merger Sub, Inc., Private Placement, 10.00%, 10/15/17[2]	700	747,250	0.7

		1,227,250	1.1
HEALTH CARE PROVIDERS & SERVICES — 10.1%
Community Health Systems, Inc., 8.875%, 7/15/15	800	805,000	0.7
HCA, Inc., Nt, 6.75%, 7/15/13	500	438,750	0.4
HCA, Inc., Sec’d Nt, 9.125%, 11/15/14	475	485,688	0.5
9.25%, 11/15/16	1,000	1,030,000	1.0
Medical Services Co., VAR, Co Guar, 10.213%, 10/15/11[10]	2,800	2,758,000	2.6
Multiplan, Inc., Private Placement, 10.375%, 4/15/16[2]	1,000	980,000	0.9
TeamHealth, Inc., Sr Sub Nt, 11.25%, 12/1/13[10]	1,534	1,599,195	1.5
Tenet Healthcare Corp., Sr Nt, 9.875%, 7/1/14[10]	1,550	1,557,750	1.5
Vanguard Health Holding Co. II LLC, Sr Sub Nt, 9.00%, 10/1/14[10]	1,125	1,113,750	1.0

		10,768,133	10.1
HOTELS, RESTAURANTS & LEISURE — 1.5%
Isle of Capri Casinos, Inc., Sr Nt, 7.00%, 3/1/14[6]	400	282,000	0.3
OSI Restaurant Partners, Inc., Private Placement, 10.00%, 6/15/15[2,6]	300	194,250	0.2
Mandalay Resort Group, Sr Nt,
6.375%, 12/15/11	500	455,000	0.4
Six Flags Operations, Inc., Private Placement, 12.25%, 7/15/16[2,6]	700	645,750	0.6

		1,577,000	1.5
HOUSEHOLD DURABLES — 0.5%
Central Garden and Pet Co.,
9.125%, 2/1/13[6]	175	152,250	0.1
KB Home, Sr Nt, 5.875%, 1/15/15	250	207,500	0.2
Meritage Homes Corp., Sr Nt,
7.00%, 5/1/14	250	202,500	0.2

		562,250	0.5

Description	Par (000)	Value	Percent of Net Assets*

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 7.6%
AES Corp. (The), 8.75%, 5/15/13[2]	$750	$778,125	0.7%
Calpine Generating Co. LLC, VAR, Sec’d Nt, 14.37%, 4/1/11[1,3,4]	1,000	145,059	0.1
Dynegy Holdings, Inc., Sr Unsec’d Nt,
7.125%, 5/15/18	500	435,000	0.4
7.50%, 6/1/15	1,000	922,500	0.9
Edison Mission Energy, Sr Nt,
7.75%, 6/15/16	1,500	1,492,500	1.4
Mirant Americas Generation LLC, Sr Nt,
8.30%, 5/1/11[10]	1,250	1,290,624	1.2
8.50%, 10/1/21	1,000	932,500	0.9
NRG Energy, Inc., Sr Nt,
7.375%, 1/15/17	1,875	1,771,875	1.7
Texas Competitive Electric Holdings Co. LLC, Private Placement, 10.25%, 11/1/15[2]	350	343,000	0.3

		8,111,183	7.6
INDUSTRIAL CONGLOMERATES — 1.0%
Milacron Escrow Corp., Sec’d Nt,
11.50%, 5/15/11[10]	1,445	1,076,525	1.0

INDUSTRIAL MACHINERY — 1.7%
Baldor Electric Co., Sr Nt, 8.625%, 2/15/17	100	100,500	0.1
General Cable Corp., VAR, 5.073%, 4/1/15	250	221,875	0.2
RBS Global, Inc. & Rexnord Corp., Sr Nt, 8.875%, 9/1/16[10]	1,150	1,075,250	1.0
RBS Global, Inc. & Rexnord Corp., Sr Sub Nt, 11.75%, 8/1/16[6]	410	393,600	0.4

		1,791,225	1.7
INSURANCE — 1.3%
Crum and Forster Holdings Corp., 7.75%, 5/1/17	600	556,500	0.5
HUB International Holdings, Inc., Private Placement, 9.00%, 12/15/14[2]	500	452,500	0.4
10.25%, 6/15/15 [2]	500	410,000	0.4

		1,419,000	1.3
IT SERVICES — 2.2%
Iron Mountain, Inc., 8.00%, 6/15/20	500	492,500	0.5
Unisys Corp., Sr Nt, 8.00%, 10/15/12[10]	1,000	860,000	0.8
12.50%, 1/15/16	1,000	1,000,000	0.9

		2,352,500	2.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

MARINE — 0.6%
Ultrapetrol Bahamas Ltd. (Bahamas), 1st Mtg, 9.00%, 11/24/14	$700	$661,500	0.6%

MEDIA — 14.3%
Adelphia Communications Corp.,
6.00%, 2/15/06[1,4]	125	13	0.0	[12]
Adelphia Communications Corp., Sr Nt,
8.125%, 7/15/03[1,4]	750	61,875	0.1
9.375%, 11/15/09[1,4]	560	46,200	0.0	[12]
Adelphia Recovery Trust, Contingent Value[1,4]	1,297	71,329	0.1
Barrington Broadcasting Group LLC and Barrington Broadcasting Capital Corp., Sr Sub Nt, 10.50%, 8/15/14	700	602,875	0.6
Block Communications, Inc., Private Placement, Sr Nt, 8.25%, 12/15/15[2]	800	760,000	0.7
CanWest MediaWorks LP (Canada), Private Placement, Sr Nt,
9.25%, 8/1/15[2]	750	611,250	0.6
CCH I Holdings LLC/CCH I Holdings Capital Corp., Co Guar,
11.125%, 1/15/14[6]	350	199,500	0.2
CCH I Holdings LLC/CCH I Holdings Capital Corp., Sec’d Nt,
11.00%, 10/1/15[10]	700	518,875	0.5
CCH II LLC/CCH II Cap Corp., Series B, Sr Nt, 10.25%, 9/15/10[6]	500	482,500	0.4
CCO Holdings LLC/CCO Holdings Capital Corp., 8.75%, 11/15/13	750	736,000	0.7
Charter Communications, Inc., Nt,
10.875%, 9/15/14[2]	500	513,750	0.5
CSC Holdings, Inc., 7.625%, 4/1/11	500	490,000	0.5
DirecTV Holdings LLC/DirecTV Financing Co., Private Placement,
7.625%, 5/15/16[2]	250	246,250	0.2
DirecTV Holdings LLC/DirecTV Financing Co., Sr Nt,
8.375%, 3/15/13	1,000	1,030,000	1.0
Echostar DBS Corp., Private Placement,
7.75%, 5/31/15[2]	250	243,125	0.2
Fisher Communications, Inc., Sr Nt,
8.625%, 9/15/14	500	522,500	0.5
Idearc, Inc., Sr Nt,
8.00%, 11/15/16	850	534,438	0.5

Description	Par (000)	Value	Percent of Net Assets*

MEDIA (continued)
Lamar Media Corp., Sr Sub Nt,
6.625%, 8/15/15	$1,104	$1,137,500	1.1%
LBI Media, Inc., Sr Disc Nt,
11.00%, 10/15/13[7]	750	512,500	0.5
Mediacom LLC/Mediacom Capital Corp., 9.50%, 1/15/13	250	235,625	0.2
Nexstar Finance Holdings LLC/Nexstar Finance Holdings, Inc., Sr Disc Nt,
11.38%, 4/1/13[7]	500	460,210	0.4
Quebecor Media, Inc. (Canada), Sr Nt,
7.75%, 3/15/16[10]	250	697,500	0.7
Radio One, Inc., Sr Sub Nt,
6.375%, 2/15/13	1,500	365,000	0.3
RH Donnelley Corp., Sr Nt, 8.875%, 1/15/16[6]	500	150,000	0.1
RH Donnelley, Inc., Private Placement,
11.75%, 5/15/15[2]	169	153,283	0.1
Valassis Communications, Inc., Private Placement, 8.25%, 3/1/15[6]	1,250	1,361,250	1.3
Videotron Ltee (Canada), Co Guar, Sr Unsec’d Nt, 6.375%, 12/15/15[10]	1,000	463,750	0.4
Virgin Media Finance plc (United Kingdom), Sr Nt, 9.125%, 8/15/16[6]	800	1,171,875	1.0
XM Satellite Radio, Inc., 10.00%, 6/1/13	500	960,000	0.9

		15,338,973	14.3
METALS & MINERALS — 1.6%
AK Steel Corp., Co. Guar, Sr Nt,
7.75%, 6/15/12	800	802,000	0.8
Wolverine Tube, Inc., Sr Nt,
10.50%, 4/1/09	945	878,850	0.8

		1,680,850	1.6
MULTILINE RETAIL — 0.7%
Dollar General Corp., Sr Nt,
10.625%, 7/15/15[6]	750	742,500	0.7

OIL, GAS & CONSUMABLE FUELS — 10.3%
El Paso Corp., Sr Nt, 6.875%, 6/15/14	150	150,273	0.1
El Paso Performance-Linked Trust, Private Placement, Sr Nt,
7.75%, 7/15/11[2]	500	503,716	0.5
Encore Acquisition Co., Sr Nt,
6.00%, 7/15/15[10]	1,000	940,000	0.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

OIL, GAS & CONSUMABLE FUELS (continued)
Forbes Energy Services, Sr Nt,
11.00%, 2/15/15[2]	$1,250	$1,262,500	1.2%
Helix Energy Solutions Group, Inc.,
9.50%, 1/15/16[2]	1,000	1,025,000	1.0
Massey Energy Co., Nt, 6.875%, 12/15/13	750	731,250	0.7
Massey Energy Co., Sr Nt,
6.625%, 11/15/10	250	250,000	0.2
Newfield Exploration Co., Nt,
6.625%, 9/1/14	200	188,000	0.2
Northwest Pipeline Corp., Sr Nt,
7.00%, 6/15/16	500	517,500	0.5
OPTI Canada, Inc., (Canada), Co Guar,
8.25%, 12/15/14	1,180	1,174,100	1.1
Plains Exploration & Production Co., Nt,
7.625%, 6/1/18	250	250,000	0.2
Range Resources Corp., 7.25%, 5/1/18	25	24,813	0.0	[12]
Range Resources Corp., Sr Sub Nt,
7.50%, 5/15/16	350	348,688	0.3
Southwestern Energy Co., Nt,
7.50%, 2/1/18[2]	200	205,782	0.2
Swift Energy Co., Sr Nt, 7.125%, 6/1/17	1,510	1,392,975	1.3
Targa Resources Partners LP, Private Placement, 8.25%, 7/1/16[2]	280	270,200	0.3
Tesoro Corp., 6.25%, 11/1/12	571	542,450	0.5
W&T Offshore, Inc., Private Placement, Sr Nt, 8.25%, 6/15/14[2]	1,000	965,000	0.9
Williams Partners LP/Williams Partners Finance Corp., Sr Nt, 7.25%, 2/1/17	250	250,000	0.2

		10,992,247	10.3
PAPER & FOREST PRODUCTS — 3.0%
Abitibi-Consolidated Co. of Canada, Sr Nt, 6.00%, 6/20/13	630	283,500	0.3
8.375%, 4/1/15[6]	1,395	627,750	0.6
Abitibi-Consolidated, Inc., Sr Nt,
8.85%, 8/1/30	25	9,375	0.0	[12]
Bowater Canada Finance Corp. (Canada), Nt, 7.95%, 11/15/11	500	347,500	0.3
Domtar Corp., 7.125%, 8/15/15	500	476,250	0.4
Georgia-Pacific LLC, Private Placement, Co Guar, 7.00%, 1/15/15[2]	125	117,500	0.1
7.125%, 1/15/17[2]	325	305,500	0.3

Description	Par (000)	Value	Percent of Net Assets*

PAPER & FOREST PRODUCTS (continued)
NewPage Corp., Sr Nt, 10.00%, 5/1/12	$200	$202,500	0.2%
12.00%, 5/1/13[6]	800	808,000	0.8

		3,177,875	3.0
PHARMACEUTICALS — 1.9%
Celtic Pharma Phinco B.V. (Bermuda),
17.00%, 6/15/12[9]	1,147	1,146,922	1.1
Elan Finance plc/Elan Finance Corp. (Ireland), VAR, Sr Nt, 6.676%, 11/15/11	830	771,900	0.7
Valeant Pharmaceuticals International,
7.00%, 12/15/11	100	103,500	0.1

		2,022,322	1.9
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.0%[12]
Thornburg Mortgage, Inc., Sr Nt,
8.00%, 5/15/13	75	47,250	0.0	[12]

ROAD AND RAIL — 0.5%
Kansas City Southern Railway, Sr Nt,
8.00%, 6/1/15	500	505,000	0.5

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.1%
Amkor Technology, Inc., 7.125%, 3/15/11	1,000	957,500	0.9
Freescale Semiconductor, Inc., Sr Nt, 8.875%, 12/15/14	450	365,625	0.4
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (Luxembourg), VAR, Sec’d Nt,
6.026%, 12/15/11[6]	1,000	675,000	0.7
MagnaChip Semiconductor S.A,/MagnaChip Semiconductor Finance Co. (Luxembourg), Sec’d Nt,
6.875%, 12/15/11[10]	750	513,750	0.5
MagnaChip Semiconductor S.A./MagnaChip Semiconductor Finance Co. (Luxembourg), Sr Sub Nt,
8.00%, 12/15/14[6,10]	650	250,250	0.2
NXP BV/NXP Funding LLC (Netherlands), VAR, Sr Nt,
5.463%, 10/15/13	400	352,000	0.3
NXP BV/NXP Funding LLC (Netherlands), Sr Nt,
7.875%, 10/15/14 [6]	1,640	1,508,800	1.4

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (continued)
Spansion, Inc., VAR, Private Placement,
5.807%, 6/1/13[2]	$1,000	$730,000	0.7%

		5,352,925	5.1
SPECIALTY RETAIL — 1.0%
Collective Brands, Inc., 8.25%, 8/1/13	500	437,500	0.4
General Nutrition Centers, Inc., PIK,
7.199%, 3/15/14[6]	461	389,545	0.4
PEP Boys-Manny Moe & Jack, Sr Nt,
7.50%, 12/15/14	200	170,000	0.2

		997,045	1.0
TEXTILES, APPAREL & LUXURY GOODS — 1.0%
Broder Bros. Co., Sr Nt, 11.25%, 10/15/10[10]	835	565,713	0.5
Hanesbrands, Inc., VAR, Sr Nt,
6.508%, 12/15/14	500	465,000	0.5
Westpoint Stevens, Inc., Sr Nt,
7.875%, 6/15/05[1,3,4,9]	1,000	—	0.0

		1,030,713	1.0
TOBACCO — 2.5%
Alliance One International, Inc., Nt,
11.00%, 5/15/12[10]	2,400	2,472,000	2.3
12.75%, 11/15/12	150	154,500	0.2

		2,626,500	2.5
TRANSPORTATION SERVICES — 0.0%[12]
IdleAire Technologies Corp., Sr Disc Nt,
13.00%, 12/15/12[7]	1,415	42,450	0.0	[12]

TRADING COMPANIES & DISTRIBUTORS — 0.3%
ACE Hardware Corp., Sr Nt, Private Placement,
9.125%, 6/1/16[2,6]	250	233,750	0.3

WIRELESS TELECOMMUNICATION SERVICES — 4.2%
Intelsat Subsidiary Holding Co., Ltd. (Bermuda), Private Placement,
8.875%, 1/15/15[2]	1,250	1,218,750	1.2
iPCS, Inc., VAR, Sr Nt, 4.998%, 5/1/13	440	396,000	0.4
MetroPCS Wireless, Inc., Sr Nt,
9.25%, 11/1/14	2,250	2,165,625	2.0
Sprint Nextel Corp., Nt,
6.00%, 12/1/16	750	645,000	0.6

		4,425,375	4.2

Total Corporate Debt Securities
(cost $160,634,724)		141,736,196	132.5

Description	Par (000)	Value	Percent of Net Assets*

LOAN PARTICIPATIONS & ASSIGNMENTS — 24.2%
AIRLINES — 0.4%
Delta Airlines, Inc., 1st Lien Term Loan,
4.68%, 4/30/14	$27	$22,399	0.0%[12]
4.899%, 4/30/14	468	382,759	0.4

		405,158	0.4
AUTOMOBILES — 1.5%
Ford Motor Co., Term Loan B,
5.48%, 12/15/13	1,975	1,592,066	1.5

CHEMICALS — 2.1%
BOC Edwards, 1st Lien Term Loan,
4.644%, 5/31/14	1,218	1,023,220	1.0
Millenium (Christal) Inorganic Chemicals, Inc., 1st Lien Term Loan,
5.30%, 5/15/14[9]	995	854,456	0.8
Millenium (Christal) Inorganic Chemicals, Inc., 2nd Lien Term Loan, 8.446%, 5/15/14[9]	500	375,000	0.3

		2,252,676	2.1
COMMERCIAL SERVICES & SUPPLIES — 0.8%
Clarke American, Term Loan B,
5.20%, 4/1/14	125	105,212	0.1
5.20%, 4/1/14	111	93,469	0.1
5.20%, 4/1/14	358	302,013	0.3
5.20%, 4/1/14	206	174,022	0.2
5.20%, 4/1/14	193	162,866	0.1

		837,582	0.8
CONSUMER PRODUCTS — 0.4%
Spectrum Brands, Inc., Term Loan B,
6.48%, 3/30/13	62	59,225	0.1
6.48%, 3/30/13	97	91,881	0.1
6.68%, 3/30/13	39	36,753	0.0	[12]
6.71%, 3/30/13	109	103,366	0.1
6.72%, 3/30/13	133	126,337	0.1
6.73%, 3/30/13	34	32,159	0.0	[12]
Spectrum Brands, Inc., Letter of Credit,
2.31%, 3/30/13	24	22,970	0.0	[12]

		472,691	0.4
GAMING — 1.2%
Venetian Macau, Term Loan B,
4.95%, 5/25/13	1,333	1,296,173	1.2

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Par (000)	Value	Percent of Net Assets*

HEALTH CARE PROVIDERS & SERVICES — 1.3%
Biomet, Inc., 1st Lien Term Loan
5.70%, 3/15/15	$993	$970,665	0.9%
HCA, Inc., Term Loan B, 4.95%, 11/18/13	493	462,054	0.4

		1,432,719	1.3
HOTELS, RESTAURANTS & LEISURE — 0.4%
Outback Restaurant Partners, Inc., Prerefunded RC Commitment,
2.60%, 6/14/14	5	4,605	0.0	[12]
Outback Restaurant Partners, Inc., Term Loan B, 5.13%, 6/14/14	473	405,836	0.4

		410,441	0.4
HOUSEHOLD DURABLES — 0.8%
Jacuzzi Brands, Inc., 1st Lien, Letter of Credit, 2.60%, 2/17/14[9]	40	31,212	0.0	[12]
Jacuzzi Brands, Inc., 1st Lien, Term Loan B, 5.29%, 2/7/14[9]	447	350,219	0.3
Jacuzzi Brands, Inc., 2nd Lien, 9.04%, 2/7/14	1,024	472,916	0.5

		854,347	0.8
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 3.0%
Calpine Corp., 1st Priority Lien, Term Loan, 5.58%, 3/29/14	2,446	2,330,849	2.2
Texas Competitive Electric Holdings Co. LLC, Initial Tranche B-2, Term Loan,
5.95%, 8/7/14	121	111,661	0.1
6.23%, 8/7/14	731	676,571	0.6
6.48%, 8/7/14	143	132,143	0.1

		3,251,224	3.0
IT SERVICES — 3.4%
Alltel Communications, Inc., Initial Tranche B-3, Term Loan,
5.23%, 5/16/15	993	987,180	0.9
Compucom Systems, Inc., Term Loan,
5.89%, 8/23/14	993	918,062	0.9
First Data Corp., Initial Term Loan B-1,
5.23%, 9/24/14	361	331,711	0.3
5.55%, 9/24/14	11	10,085	0.0	[12]
5.55%, 9/24/14	26	23,496	0.0	[12]
First Data Corp., Initial Term Loan B-3,
5.55%, 9/24/14	1,394	1,287,128	1.2
5.55%, 9/24/14	96	88,479	0.1

		3,646,141	3.4

Description	Par (000)	Value	Percent of Net Assets*

MEDIA — 4.1%
Idearc, Inc., Term Loan B, 4.49%, 11/17/14	$21	$16,986	0.0%[12]
4.80%, 11/17/14	476	380,372	0.4
Intelsat Corp., Term Loan,
8.88%, 8/15/14	650	640,250	0.6
Newport Television LLC, Term Loan,
8.00%, 9/14/16	928	878,239	0.8
Sirius Satellite Radio, Term Loan,
4.75%, 6/20/12	496	454,069	0.4
Univision Communications, Inc., 1st Lien Term Loan, 4.73%, 9/20/14	91	74,295	0.1
5.15%, 9/20/14	1,409	1,155,705	1.1
Univision Communications, Inc., 2nd Lien Term Loan, 4.98%, 9/20/14	771	734,387	0.7

		4,334,303	4.1
MULTILINE RETAIL — 0.9%
Dollar General Corp., Tranche B-1 Term Loan,
5.65%, 7/3/14	706	655,588	0.7
5.65%, 7/3/14	44	40,110	0.0	[12]
Dollar General Corp., Tranche B-2 Term Loan,
5.23%, 7/3/14	63	56,823	0.1
5.23%, 7/6/14	146	132,587	0.1
5.65%, 7/6/14	42	37,882	0.0	[12]

		922,990	0.9
PAPER & FOREST PRODUCTS — 1.3%
Abitibi-Consolidated Co. of Canada (Canada), Term Loan, 11.50%, 3/31/09	694	693,222	0.6
NewPage Corp., Term Loan, 6.56%, 11/1/14	746	740,093	0.7

		1,433,315	1.3
PROPERTY & CASUALTY — 0.7%
Swett & Crawford Group, 1st Lien Bank Debt, 4.97%, 4/3/14	988	780,125	0.7

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.5%
Isola Group S.A.R.L., 1st Lien Term Loan, 7.45%, 12/18/13	478	411,046	0.4
Isola Group S.A.R.L., 2nd Lien Term Loan, 10.65%, 12/18/13[9]	250	201,250	0.2
Sirius Computer Solutions, 2nd Lien Term Loan, 8.80%, 5/30/13	1,000	920,000	0.9

		1,532,296	1.5

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (continued)

June 30, 2008 (Unaudited)

Description	Shares/ Par (000)	Value	Percent of Net Assets*

SPECIALITY RETAIL — 0.4%
ARAMARK Corp., Letter of Credit Facility Deposit, 3.18%, 1/26/14	$30	$28,225	0.0%[12]
ARAMARK Corp., Term Loan,
4.57%, 1/26/14	470	440,260	0.4

		468,485	0.4
Total Loan Participations & Assignments
(cost $27,999,568)		25,922,732	24.2

ASSET-BACKED SECURITIES — 1.4%
Citigroup Mortgage Loan Trust, Inc., Series 2005-HE3, Class M12, VAR, 4.483%, 9/25/35[2,9]	500	8,665	0.0	[12]
Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 4.183%, 1/25/35[9]	115	31,344	0.0	[12]
Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 4.983%, 9/25/34[9]	78	13,734	0.0	[12]
Unipac IX LLC, 13.00%, 4/11/13[3,9]	1,500	1,455,000	1.4

Total Asset-Backed Securities
(cost $2,036,310)		1,508,743	1.4

Total Fixed Income Investments
(cost $190,670,602)		169,167,671	158.1

PREFERRED STOCKS — 0.2%
CONTAINERS & PACKAGING — 0.0%
Glasstech, Inc., Series C, Pfd[3,9]	— [11]	—	0.0

MEDIA — 0.2%
Spanish Broadcasting System, Series B, Pfd, PIK	— [11]	193,140	0.2

Total Preferred Stocks
(cost $296,000)		193,140	0.2

COMMON STOCKS — 0.7%
AIRLINES — 0.1%
Delta Air Lines, Inc.[1]	21	120,572	0.1

BUILDING PRODUCTS — 0.0%[12]
Lexington Coal Co.[1,3]	25	22,830	0.0	[12]

CONTAINERS & PACKAGING — 0.0%
Glasstech, Inc., Class C1,3,9	— [11]	—	0.0

Description	Shares/ Par (000)	Value	Percent of Net Assets*

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
AboveNet, Inc.[1]	$3	$148,654	0.2%
XO Holdings, Inc.[1]	1	212	0.0	[12]

		148,866	0.2
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.0%[12]
Mirant Corp.[1]	1	36,566	0.0	[12]

MEDIA — 0.4%
Adelphia Recovery Trust[1,3]	157	2	0.0	[12]
Time Warner Cable, Inc., Class A1	15	397,200	0.4

		397,202	0.4
SPECIALTY RETAIL — 0.0%
Mattress Discounters Corp.[1,3,9]	8	—	0.0

TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc.[1,3,9]	14	—	0.0

Total Common Stocks
(cost $3,601,183)		726,036	0.7

RIGHTS—0.0%[12]
TEXTILES, APPAREL & LUXURY GOODS — 0.0%
Westpoint Stevens, Inc.[1,3,9]
Expiring 4/25/14 (cost $184,476)	13	—	0.0

WARRANTS — 0.0%[12]
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.0%[12]
Abovenet, Inc., 9/8/10[1,3,9] (Strike Price $24.00)	1	28,188	0.0	[12]
XO Holdings, Inc., Series A, 1/16/10[1] (Strike Price $6.25)	1	31	0.0	[12]
XO Holdings, Inc., Series B, 1/16/10[1] (Strike Price $7.50)	1	8	0.0	[12]
XO Holdings, Inc., Series C, 1/16/10[1] (Strike Price $10.00)	1	23	0.0	[12]

		28,250	0.0	[12]
TRANSPORTATION SERVICES — 0.0%[12]
IdleAire Technologies Corp. 12/15/15[1] (Strike Price $1.00)	1	14	0.0	[12]

Total Warrants
(cost $208,600)		28,264	0.0	[12]

Total Equity Investments
(cost $4,290,259)		947,440	0.9

PACHOLDER HIGH YIELD FUND, INC.

Statement of Net Assets Applicable to Common Stockholders (concluded)

June 30, 2008 (Unaudited)

Description	Shares/ Par (000)	Value	Percent of Net Assets*

SHORT-TERM INVESTMENT — 0.8%
INVESTMENT COMPANY — 0.8%
Federated Prime Obligations Fund
(cost $850,432)	850	$850,432	0.8%

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN — 17.3%
Citigroup Global Markets, Inc.—Repurchase agreement, 2.51%, dated 06/30/08, matures 07/01/08, repurchase price $18,554,409, collateralized by U.S. Government Agency Mortgages (cost $18,553,115)	$18,553	18,553,115	17.3

TOTAL INVESTMENTS
(cost $214,364,408)		$189,518,658	177.1

Payable Upon Return of Securities Loaned		(18,553,115)	(17.3)
Receivable from Advisor		658,432	0.6
Payable to Administrator		(8,335)	(0.0)[12]
Unrealized Depreciation on Unfunded Commitments		(8,500)	(0.0)[12]
Unrealized Depreciation on Swap Agreements		(646,768)	(0.6)
Other Assets in Excess of Other Liabilities		2,050,092	1.9
Less: Outstanding Preferred Stock (2,640 shares at $25,000 per share) at liquidation value.		(66,000,000)	(61.7)

Net Assets Applicable to Common Stockholders		$107,010,464	100.0%

Value
Net Assets Applicable to Common Stockholders:
Common Stock, $.01 par value; 49,996,320 shares authorized 12,945,805 shares issued and outstanding	$129,458

Capital in excess of par value	177,569,417
Undistributed net investment income/loss	2,446,280
Accumulated net realized loss from security transactions	(47,633,673)
Net unrealized depreciation on investments	(25,501,018)

Net Assets Applicable to Common Stockholders	$107,010,464

Net Asset Value Per Common Share ($107,010,464/12,945,805)	$8.27

*	Applicable to common stockholders.
[1]	Non-income producing security.
[2]

Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $28,094,717 and 26.3% of net assets applicable to common stockholders.

[3]	Fair valued security. These securities amounted to $2,083,173 and 1.9% of net assets applicable to common stockholders.
[4]	Security in default.
[6]	All or a portion of the security is on loan. Securities on loan have a fair market value of $17,745,331.
[7]	Step-up bond. Interest rate is effective rate as of June 30, 2008.
[8]	Restricted security. These securities amounted to $1,573,250 and 1.5% of net assets applicable to common stockholders.
[9]	Security deemed to be illiquid. These securities amounted to $8,865,180 and 8.3% of net assets applicable to common stockholders.
[10]	All or a portion of the security is reserved for current or potential holdings of swaps, TBAs, when-issued securities and delayed delivery securities.
[11]	Amount rounds to less than 1,000 shares.
[12]	Amount rounds to less than 0.1%.
Cert	Certificate
Co	Company
Disc	Discount
Guar	Guaranteed
LIBOR	London Interbank Offered Rate
Mtg	Mortgage
Nt	Note
Pfd	Preferred
PIK	Payment in-kind
Sec’d	Secured
Sr	Senior
Sub	Subordinate
Unsec’d	Unsecured
VAR	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Statement of Operations

For the Six Months Ended June 30, 2008 (Unaudited)

INVESTMENT INCOME:
Interest	$8,439,313
Dividends	72,579
Securities lending (net)	76,946

Total Income	8,588,838
EXPENSES:
Investment advisory fees (Note 6)	(297,987)
Administrative fees (Note 6)	87,477
Printing fees	46,933
Stock exchange listing fees	9,943
Custodian and accounting fees (Note 6)	20,227
Transfer agent fees	9,767
Legal fees	56,301
Directors’ fees and expenses	42,509
Audit fee	35,517
Insurance	20,877

Operating Expenses	31,564
Commissions on auction rate preferred stock	83,741

Total Expenses	115,305
Less earnings credits	(887)

Net Expenses	114,418

Net Investment Income	8,474,420

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss):
Investments	726,906
Swaps	(182,357)

Net realized gain/(loss) on investments	544,549
Net change in unrealized appreciation/(depreciation):
Investments	(13,096,920)
Unfunded commitments	(21,524)
Swaps	(219,320)

Net change in unrealized appreciation/(depreciation) on investments	(13,337,764)

Net realized and unrealized gain/(loss) on investments	(12,793,215)

Net Increase/(Decrease) Resulting from Operations	(4,318,795)
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS FROM NET INVESTMENT INCOME	(1,278,748)

NET INCREASE/(DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(5,597,543)

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets Applicable to Common Stockholders

	For the Six Months Ended June 30, 2008 (Unaudited)	For the Year Ended December 31, 2007
INCREASE/(DECREASE) IN NET ASSETS:
Operations:
Net investment income	$8,474,420	$15,617,664
Net realized gain/(loss) on investments	544,549	(631,522)
Net change in unrealized appreciation/(depreciation) on investments	(13,337,764)	(10,146,360)
Distributions to preferred stockholders from net investment income	(1,278,748)	(3,515,352)

Net increase/(decrease) in net assets resulting from operations applicable to common stockholders	(5,597,543)	1,324,430

DISTRIBUTIONS TO COMMON STOCKHOLDERS FROM:
Net investment income	(5,824,822)	(11,647,388)

Total distributions to common stockholders	(5,824,822)	(11,647,388)

FUND SHARE TRANSACTIONS (NOTE 2):
Value of 3,590 and 1,347 shares issued in reinvestment of dividends to common stockholders in 2008 and 2007, respectively	30,393	13,523

Total increase in net assets derived from fund share transactions	30,393	13,523

Total net increase/(decrease) in net assets applicable to common stockholders	(11,391,972)	(10,309,435)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Beginning of period	118,402,436	128,711,871

End of period	$107,010,464	$118,402,436

Undistributed Net Investment Income	$2,446,280	$1,075,430

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Financial Highlights

(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements calculated using average shares outstanding and market price data for the Fund’s shares.)

	For the Six Months Ended June 30, 2008 (Unaudited)
		2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.15	$9.95	$8.94	$9.55	$8.59	$5.73

Net investment income	0.66	1.21	1.09	1.12	1.08	1.10
Net realized and unrealized gain/(loss) on investments	(0.99)	(0.84)	1.07	(0.67)	0.93	2.77
Cumulative effect on change in fixed income valuation (Note 1)	—	—	—	—	(0.07)	—
Distributions to preferred stockholders from net investment income	(0.10)	(0.27)	(0.25)	(0.16)	(0.08)	(0.07)

Net increase/(decrease) in net asset value resulting from operations	(0.43)	0.10	1.91	0.29	1.86	3.80

Distributions to Common Stockholders from:
Net investment income	(0.45)	(0.90)	(0.90)	(0.90)	(0.90)	(0.89)
Return of capital	—	—	—	—	—	(0.05)

Total distributions to common stockholders	(0.45)	(0.90)	(0.90)	(0.90)	(0.90)	(0.94)

Net asset value, end of period	$8.27	$9.15	$9.95	$8.94	$9.55	$8.59

Market value per share, end of period	$8.29	$8.10	$9.80	$8.50	$9.82	$9.14

TOTAL INVESTMENT RETURN(1):
Based on market value per common share(2)(10)	8.10%	(9.01%)	26.78%	(4.46%)	18.67%	67.19%
Based on net asset value per common share(3)(4)(10)	(4.53%)	1.24%	22.38%	3.33%	22.79%	68.92%
RATIOS TO AVERAGE NET ASSETS(5)(12):
Expenses (prior to expenses related to leverage)(6)(11)	0.04%	1.18%	1.86%	1.50%	1.83%	1.80%
Applicable to common stockholders only(7)(8)(11)	0.06%	1.79%	2.87%	2.34%	2.88%	3.08%
Expenses (including expenses related to leverage)(6)(11)	0.13%	1.27%	1.95%	1.59%	1.92%	1.91%
Applicable to common stockholders only(7)(8)(11)	0.21%	1.92%	3.01%	2.48%	3.03%	3.26%
Net investment income(7)(8)(11)	15.54%	12.18%	11.61%	12.39%	12.14%	17.17%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)	$107,010	$118,402	$128,712	$115,429	$123,180	$110,476
Portfolio turnover rate (10)	26%	64%	75%	95%	73%	51%
SENIOR SECURITIES:
Number of preferred shares outstanding at end of period	2,640	2,640	2,640	2,640	2,640	2,640
Asset coverage per share of preferred stock outstanding at end of period(9)	$65,534	$69,849	$73,755	$68,723	$71,660	$66,853
Involuntary liquidation preference and average market value per share of preferred stock	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000

[1]

Total investment return excludes the effects of commissions. Dividends and distributions to common stockholders, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.

[2]

Assumes an investment at the common share market value at the beginning of the period indicated and sale of all shares at the closing common share market value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[3]

Assumes an investment at the common share net asset value at the beginning of the period indicated and sale of all shares at the closing common share net asset value at the end of the period indicated. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[4]

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for common stockholder transactions.

[5]	Ratios calculated on an annualized basis of expenses and net investment income. Ratios do not include the effect of dividends to preferred stock.
[6]	Ratios calculated relative to the average net assets of both common and preferred stockholders.
[7]	Ratios calculated relative to the average net assets of common stockholders only.
[8]	Information for the year 2003 was not audited by previous auditors. Ratios have been derived from audited financial statements for the year.
[9]	Calculated by subtracting the Fund’s total liabilities (not including the preferred stock) from the Fund’s total assets, and dividing this by the number of preferred shares outstanding.
[10]	Not annualized for periods less than one year.
[11]	Annualized for periods less than one year.
[12]	See Note 6 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited)

1.	SIGNIFICANT ACCOUNTING POLICIES — Pacholder High Yield Fund, Inc. (the “Fund”) is a closed-end, diversified management investment company with a leveraged capital structure. The Fund’s investment objective is to provide a high level of total return through current income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of the value of its assets in high yield debt securities. The Fund invests primarily in fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August 1988.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	SECURITY VALUATIONS — Fixed income securities (other than certain short-term investments maturing in 60 days or less) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Directors. Such pricing services and broker-dealers will generally provide bid-side quotations. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be significant. Short-term investments, other than certain high yield securities, with remaining maturities of 60 days or less are valued at amortized cost. Listed securities are valued at the last sale price on the exchange on which they are primarily traded. The value of National Market System equity securities quoted by the NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued.

Swaps are valued daily primarily using independent or affiliated pricing services approved by the Board of Directors. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established and monitored by the Board of Directors. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. At June 30, 2008, there were fair-valued securities of $2,083,173.

Prior to January 1, 2004, the Fund valued fixed income securities based on the mean of bid and asked prices. Effective January 1, 2004, the Fund changed its valuation policy to value fixed income securities based on bid prices, as bid prices are believed to be more representative of the price that could be obtained in sales transactions in the market for such securities. Bid prices generally are lower than those based on the mean of bid and asked prices. The cumulative effect of this accounting change on January 1, 2004 was to decrease the value of investments and net assets applicable to common stockholders by approximately $854,808 ($0.07 per common share). The financial highlights for periods prior to December 31, 2004 have not been restated to reflect this change in accounting policy.

In September 2006, the Statement of Financial Accounting Standards No. 157 — Fair Value Measurements — (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 requires disclosure surrounding the various inputs that are used in determining the fair value of the Fund’s investments. These inputs are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The following is a summary of the inputs used as of June 30, 2008 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs	Investments in Securities	Appreciation in Other Financial Instruments*	Depreciation in Other Financial Instruments*
Level 1	$20,106,813	$—	$—
Level 2	167,328,672	—	(646,768)
Level 3	2,083,173	—	—

Total	$189,518,658	$—	$(646,768)

*	Other financial instruments include futures, forwards and swap contracts.

SFAS 157 also requires a reconciliation of assets and liabilities for which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments*
Balance as of 12/31/07	$288,148	$—

Realized gain (loss)	(232,247)	—
Change in unrealized appreciation (depreciation)	191,172	—
Net purchases (sales)	(628)	—
Net transfers in (out) of Level 3	1,836,728	—

Balance as of 06/30/08	$2,083,173	$—

*	Other financial instruments include futures, forwards and swap contracts.

B.	REPURCHASE AGREEMENTS — Each repurchase agreement is valued at amortized cost. In connection with transactions in repurchase agreements, it is the Fund’s policy that a tri-party custodian take possession of the underlying collateral securities in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The repurchase agreements are fully collateralized by U.S. Government agency securities.

C.	FEDERAL TAXES — It is the Fund’s policy to make distributions to stockholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code and to distribute to stockholders each year substantially all of its taxable income, if any, including realized gains on investments.

The Fund seeks to maintain a level monthly dividend. Distributions paid by the Fund are subject to recharacterization for tax purposes. A portion of dividends paid may consist of net realized gains. To the extent that capital loss carryforwards are available to offset the distribution of capital gains but are not utilized at the end of the Fund’s fiscal year, such capital gain distributions may be taxable to stockholders as ordinary income.

The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

D.	SECURITIES TRANSACTIONS AND INVESTMENT INCOME — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

E.	SECURITIES LENDING — To generate additional income, the Fund may lend its securities, through JPMorgan Chase Bank, N.A. (“JPMCB”) as lending agent (an affiliate of J.P. Morgan Investment Management Inc. (“JPMIM”)), to approved brokers and receives cash as collateral to secure the loans. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral. Risks of delay in

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of June 30, 2008, the Fund loaned securities having a value of $17,745,331. Collateral is marked to market daily to provide a level of collateral at not less than 100% of the value of loaned securities. The cash collateral of $18,553,115 received by the Fund at June 30, 2008 was invested in a repurchase agreement (with an interest rate of 2.51% and a maturity date of July 1, 2008). Information on the investment of cash collateral is shown in the Statement of Net Assets Applicable to Common Stockholders.

Under the Securities Lending Agreement, JPMCB was entitled to a fee paid monthly in arrears equal to: (i) 0.06% of the average dollar value of loans of U.S. Securities outstanding during a given month; and (ii) 0.1142% of the average dollar value of loans of non-U.S. securities outstanding during a given month. During the period January 1, 2008 through February 29, 2008, the fees were voluntarily reduced to 0.05% and 0.10%, respectively. During the period March 1, 2008 through June 30, 2008, the fees were voluntarily reduced to 0.03% and 0.09%, respectively. JPMCB received $4,478 in fees for services rendered in lending of securities during the six months ended June 30, 2008.

Effective July 1, 2008, under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. Securities outstanding during the given month; and (ii) 0.09% of the average dollar value of loans of non-U.S. securities outstanding during a given month.

F.	EXPENSES AND DISTRIBUTIONS — Expenses are accrued as incurred. Dividends to common stockholders are paid from net investment income monthly and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued daily based on a variable interest rate set at weekly auctions or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock and are paid weekly from net investment income. Distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

G.	WHEN, AS AND IF ISSUED SECURITIES — The Fund may engage in “when-issued” or “delayed delivery” transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

The Fund had no when-issued or delayed-delivery purchase commitments as of June 30, 2008.

H.	LOAN PARTICIPATIONS AND ASSIGNMENTS — The Fund may invest in loan participations and assignments of all or a portion of the loans. When the Fund purchases a loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. In contrast, the Fund has direct rights against the borrower on a loan when it purchases an assignment; provided, however, that the Fund’s rights may be more limited than the obligor from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. As a result, the Fund assumes the credit risk of the Borrower and the Selling Participant and any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). Although certain loan assignments or participations are secured by collateral, the Fund could experience delays or limitations in realizing on such collateral or have its interest subordinated to other indebtedness of the obligor. In addition, loan assignments and participations are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and participations and certain loan assignments and participations which were liquid, when purchased, may become illiquid.

I.	UNFUNDED COMMITMENTS — At June 30, 2008, the Fund had the following unfunded loan commitments which could be extended at the option of the borrower:

Borrower	Unfunded Commitments
Spectrum Brands, Inc., Term Loan B	$190,000
TPF Generation Holdings, 2nd Lien Term Loan	452,500

$642,500

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

J.	ESTIMATES — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

K.	INDEMNIFICATIONS — The Fund’s officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2.	COMMON STOCK — At June 30, 2008, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,945,805 shares outstanding. During the six months ended June 30, 2008 and the year ended December 31, 2007, the Fund issued 3,590 and 1,347 shares of common stock, respectively, in connection with its dividend reinvestment plan.

3.	PREFERRED STOCK — On June 29, 2001, the Fund issued 3,680 shares of Series W Auction Rate Cumulative Preferred Stock (“ARPS”) at an offering price of $25,000 per share. During 2002, the Fund redeemed a total of $26,000,000 or 1,040 shares of ARPS at various intervals and amounts. No redemptions have occurred since 2002. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction or, in the absence of a successful auction, at a maximum rate as calculated in accordance with the Fund’s Articles Supplementary for Auction Rate Cumulative Preferred Stock. The ARPS is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required asset coverage (minimum 2 to 1) tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. At June 30, 2008, accrued ARPS dividends were $1,002,955.

The weekly auction for the ARPS has failed since February 13, 2008, as there have not been enough buyers to match with sellers at the auction. Holders of preferred shares who wish to sell may not be able to do so until there is a successful auction with sufficient demand for the shares. In addition, a failed auction may increase the cost of the Fund’s leverage and impact the income available for common stockholders. The failed auction is not a default event. Preferred stockholders continue to receive dividends at the maximum rate set on the date of the failed auction, and their redemption price of $25,000 per share (plus accumulated but unpaid dividends, if any) is unaffected. The maximum rate is based on the rating assigned to the Fund’s preferred shares and may range from 150% to 275% of the “AA” Financial Composite Commercial Paper Rate. Based on the current credit ratings assigned to the Preferred Shares, the maximum rate is equal to 150% of the “AA” Financial Composite Commercial Paper Rate on the date of the auction and was 3.047% for the auction held on August 20, 2008. The Fund continues to maintain the required asset coverages.

4.	INTEREST RATE SWAPS — Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to the notional amount of principal. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Net Assets Applicable to Common Stockholders. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund entered into interest payment swap arrangements with Citibank, N. A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate (LIBOR). The variable rates ranged from 2.54% to 4.68% for the six months ended June 30, 2008.

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The effective date, notional contract amount, maturity, fixed and floating annual rates and unrealized appreciation/depreciation of the swaps are as follows:

Effective Date	Notional Contract Amount	Maturity	Payments Made by the Fund	Payments Received by the Fund	Floating Annual Rate*	Unrealized Appreciation/ (Depreciation)
11/30/2007	$5 million	6/1/2011	4.00% monthly	1 month LIBOR monthly	2.78%	$(51,155)
6/1/2005	$5 million	6/1/2009	4.15% monthly	1 month LIBOR monthly	2.78%	(58,955)
12/1/2005	$5 million	12/1/2009	4.74% monthly	1 month LIBOR monthly	2.78%	(115,613)
12/1/2006	$5 million	12/1/2010	5.01% monthly	1 month LIBOR monthly	2.78%	(176,930)
8/14/2006	$5 million	12/1/2008	5.26% monthly	1 month LIBOR monthly	2.78%	(60,868)
8/14/2006	$5 million	6/1/2010	5.26% monthly	1 month LIBOR monthly	2.78%	(183,247)

*	Represents rate in effect at June 30, 2008.

Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by the counterparty on interest rate swaps. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.

For the six months ended June 30, 2008, the Fund’s receipts under the swap agreements were less than the amount paid and accrued to Citibank by $182,357 and are included as realized gain/loss in the accompanying Statement of Operations.

The estimated fair value of the interest rate swap agreements at June 30, 2008, amounted to approximately $646,768 in net unrealized depreciation and is included in the accompanying Statement of Net Assets Applicable to Common Stockholders. Swap transactions present risk of loss in excess of the related amounts included in the Statement of Net Assets Applicable to Common Stockholders.

5.	PURCHASES AND SALES OF SECURITIES — Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2008 aggregated $44,224,652 and $43,893,473 respectively. During the six months ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

6.

TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR, ACCOUNTING SERVICES AGENT AND CUSTODIAN — JPMIM, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. serves as investment advisor to the Fund under an investment advisory agreement effective as of January 1, 2007. The agreement provides that the Fund will pay a “fulcrum fee” to JPMIM under which the rate at which JPMIM is compensated varies in proportion to the performance of the Fund relative to the Credit Suisse First Boston High Yield Index, Developed Countries Only index over a rolling twelve month period. The annual fee rate is 90 basis points (“bp”) if the performance of the Fund equals the index and is subject to a performance adjustment of +/-50bp. The fee rate is calculated monthly based on the performance of the Fund compared to the index during the rolling twelve month period. This rate is applied to the average net assets (defined as the total assets of the Fund minus liabilities plus the principal amount of any outstanding senior securities representing indebtedness and includes the liquidation preference of the ARPS) during the entire twelve month period. As a result, fees recorded in a single month will also include adjustments, if necessary, relating to the previous 11 month period. Therefore, amounts recorded in the financial statements may be greater or less than the maximum/minimum rate of the performance fee. For January, 2008, the advisory fee rate calculated based on the rolling 12 month period then ended was an annual rate of 0.40%, as compared to the annual rate of 0.78% calculated in the previous month, resulting in a reduction to previously accrued fees. The advisory fee rate calculated for each of the rolling 12 month periods ended February through June of 2008 was also 0.40%. Advisory fees calculated for the six month period ended June 30, 2008 resulted in a net credit to the Fund of $297,987.

The Fund has an administrative services agreement with JPMorgan Funds Management, Inc. (the “Administrator”) (an affiliate of JPMIM) pursuant to which the Administrator provides administrative services to the Fund. Under the agreement, the Administrator receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average weekly net assets of the Fund. At June 30, 2008, accrued administrative fees were $8,335.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., began serving as the Fund’s

PACHOLDER HIGH YIELD FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

sub-administrator effective October 20, 2006. For its services as sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

Effective October 20, 2006, the Fund entered into a Global Custody and Fund Accounting Agreement (the “Agreement”) with JPMCB. For providing custody services under the Agreement, JPMCB is entitled to a fee from the Fund, accrued weekly and paid monthly. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

The amounts paid to JPMCB for the six months ended June 30, 2008, were $19,340 and $887 for custody and fund accounting fees, respectively, and the amounts are included in Custodian and accounting fees on the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

7.	COMPONENTS OF ACCUMULATED EARNINGS (LOSSES) — At June 30, 2008, the components of net assets applicable to common stockholders (excluding paid in capital) on a tax basis were as follows:

June 30, 2008
Gross unrealized appreciation on investments	$1,697,887
Gross unrealized depreciation on investments	$(26,543,637)

Net unrealized appreciation/(depreciation) on investments	$(24,845,750)

Cost of investments for Federal Tax purposes	$214,364,408

The difference between the book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premium and market discount and wash sale loss deferrals.

8.	SCHEDULE OF RESTRICTED SECURITIES — A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by rule under the Act, or an exemption from the registration requirements of the Act. At June 30, 2008, the Fund held restricted securities representing 1.5% of the Fund’s net assets. The restricted securities held as of June 30, 2008 are identified below:

Security	Description	Acquisition Date	Cost of Security
Golden State Foods Corp., 9.24%, 1/10/12	Bond	2/26/2004	$1,556,198

9.	ILLIQUID SECURITIES — The Fund may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult. At June 30, 2008, the Fund held illiquid securities representing 8.3% of net assets.

10.	RECENT ACCOUNTING PRONOUNCEMENT — In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statement disclosures.

11.	OTHER MATTERS — The Fund invests at least 80% of its assets in high yield debt securities. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. These securities involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The ability of the issuers of debt and asset-backed securities, including sub-prime securities, along with counterparties to swap and option agreements, to meet their obligations may be affected by the economic and political developments in a specific industry or region. The value of asset-backed securities, including sub-prime securities, can be significantly affected by changes in interest rates or rapid principal payments including prepayments.

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreements (Unaudited)

The Board of Directors met in person in June 2008 to consider the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Fund and J.P. Morgan Investment Management Inc. (the “Advisor”). At the meeting, the Directors reviewed and considered performance and expense information for the Fund, as well as information about the Advisor. On June 26, 2008, the Directors, including a majority of the Directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Advisory Agreement or any of their affiliates, approved the renewal of the Advisory Agreement through December 31, 2008. The Directors determined to review the Advisory Agreement again in December so that the agreement for the Fund would be reviewed on the same cycle as advisory agreements for other registered investment companies overseen by the Directors.

In preparation for the June meeting, the Directors requested and evaluated comprehensive materials from the Advisor, including performance and expense information compiled by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Prior to voting, the Directors reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsel to the Fund and received a memorandum from independent counsel to the Directors discussing the legal standards applicable to their consideration of the proposed approval. The Directors also discussed the proposed approval in a private session with independent counsel at which no representatives of the Advisor were present.

The Directors determined that the overall arrangement between the Fund and the Advisor, as provided in the Advisory Agreement, was fair and reasonable in light of the services performed, expenses incurred and such other matters as the Directors considered relevant in the exercise of their business judgment and that continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders. On this basis, the Directors unanimously approved the continuance of the Advisory Agreement. In reaching their determination with respect to approval of the Advisory Agreement, the Directors considered all factors they believed relevant, including the following: (1) the nature and quality of services provided and to be provided; (2) the investment performance of the Fund; (3) the advisory fees and total expenses; and (4) the estimated profitability of the Advisor.

In their deliberations, each Director attributed different weights to the various factors, and no factor alone was considered determinative. The matters discussed below were considered and discussed by the Directors in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor.

The Directors received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement including information concerning the qualification and experience of the portfolio management team. The Directors also considered information about the Advisor and its affiliates, including the investment management business and compliance function and the financial strength of the organization as a whole. The Directors also considered that there has been continuity of investment personnel and that there was a reasonable expectation that services and personnel will continue, with no significant change. The Directors also determined that the scope of services provided by the Advisor has expanded over time due to regulatory and other developments, and that such expansion could be expected to continue. The Directors also determined that the Advisor has the requisite expertise and experience, and sufficient financial resources, to perform its obligations under the Advisory Agreement.

Based on these considerations and other factors, the Directors concluded that the Advisor’s services are of a nature, quality and extent that are sufficient for renewal.

Investment Performance of the Fund.

The Directors received and considered relative performance and expense information for the Fund in a report prepared by Lipper. The Directors considered the total return performance information, which included the Fund’s ranking within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) for the one-, three-, five- and ten- year periods reflected in the materials. The Directors also considered the Fund’s performance in comparison to the performance results of a group (the “Peer Group”) of funds. The Directors reviewed a description of Lipper’s methodology for selecting closed end funds in the Fund’s Peer Group and Universe Group. The Directors noted the Fund’s consistently strong performance in either the first or second quintile of the performance of the Peer Group and Universe Group for the one-, three-, five- and ten- year periods reflected in the materials. The Directors also considered the short term performance of the Fund.

Based on the foregoing, the Directors concluded that within the overall context of their deliberations about the Fund, performance of the Fund was sufficient for renewal.

Advisory Fees and Total Expenses.

With respect to advisory fee and total expenses, the Board considered that, although the actual advisory fee reflected in the materials was above the median for the Peer Group and Universe Group, when the lowest advisory fee is payable pursuant to the Fund’s performance based fee schedule (as

PACHOLDER HIGH YIELD FUND, INC.

Board Approval of Investment Advisory Agreements (Unaudited) (concluded)

it was for the twelve months ended May 31, 2008), the advisory fee was below the median for the Peer Group and Universe Group. The Board also found that the performance based fee was effective to align the Advisor’s interests with the interests of fund shareholders, and to provide a level of compensation tied to investment performance.

The Board noted that the investment advisory fee schedule for the Fund does not contain breakpoints. The Board found that based on the size of the Fund, breakpoints were not yet warranted for the Fund. The Board considered that, although the Advisor manages other high yield accounts, the Advisor does not manage other funds or accounts in the same style as the Fund. The Board also noted that the Fund’s fee rate is higher than the Advisor’s published fee schedule for high yield assets by virtue of the performance based fee; but, at the lowest fee rate, the Fund’s fee is approximately the same as the published fee schedule. The Board also concluded that the Fund’s total expenses (relative to common and preferred shares, and also relative to common shares alone) were lower than the Universe Group median and higher than the Peer Group median.

Based on the foregoing, the Directors concluded that within the context of their deliberations about the Fund’s advisory arrangement, the advisory fee of the Fund was reasonable.

Estimated Profitability to the Advisor.

At the request of the Directors, the Advisor provided information regarding the estimated profitability to the Advisor in providing services to the Fund. The Board considered that the data represents the Advisor’s determination of its revenues from the contractual services provided to the Fund, less expenses of providing such services. The Board also considered that the expenses included direct and indirect costs and were calculated using an allocation methodology developed by the Advisor. The Board concluded that the Advisor’s estimated profitability in respect of the Advisory Agreement was reasonable.

PACHOLDER HIGH YIELD FUND, INC.

Annual Meeting Results (Unaudited)

The Fund held its 2008 annual meeting of shareholders on April 11, 2008, for the purpose of considering and voting upon the following proposals:

The results of voting were as follows (by number of shares):

Proposal 1: For nominees to the Board of Directors:

Jerry B. Lewis[1]
In favor:	9,297,181
Withheld:	209,802

John R. Rettberg[1]
In favor:	9,312,181
Withheld:	194,802

Kenneth Whipple, Jr.[1]
In favor:	9,311,681
Withheld:	195,302

John F. Ruffle[1]
In favor:	9,312,181
Withheld:	194,802

John F. Williamson[2]
In favor:	1,876
Withheld:	15

Cheryl Ballenger[2]
In favor:	1,876
Withheld:	15

[1]	Elected by holders of the Fund’s Auction Rate Preferred Stock and Common Stock voting together as a single class.
[2]	Elected by holders of the Fund’s Auction Rate Preferred Stock voting separately as a class.

Proposal 2: To amend the Investment Restrictions on Covered Calls: The proposal was not approved by shareholders and, therefore, the Fund’s current investment restriction will not change:
In favor:	4,933,163
Against:	265,461
Abstain:	177,789
Broker non-voters:	4,130,571

PACHOLDER HIGH YIELD FUND, INC.

Supplemental Information (Unaudited)

Portfolio Holdings Information

No sooner than 10 days after the end of each month, the Fund’s uncertified complete schedule of its portfolio holdings as well as certain other fund facts and statistical information will be available on our website (www.phf-hy.com). In addition, the Fund files it’s certified, complete schedule of its portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available, without charge, on the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A description of the policies and procedures used by the Fund to vote proxies relating to portfolio securities, as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended December 31, is available (i) without charge, on the Fund’s website at www.phf-hy.com and (ii) on the SEC’s website at www.sec.gov.

Dividend Reinvestment Plan

The Fund’s Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact Computershare Investor Services, P.O. Box 43036, Providence, RI 02940-3036, (888) 294-8217, and www.computershare.com.

Special Notice for California Residents.

In order to comply with California law, if your account has a California mailing address, we will not share information about you with third parties unless we first provide you with further privacy choices or unless otherwise permitted by law such as servicing your account.

Special Notice for Vermont Residents.

In order to comply with Vermont law, if we disclose information about you to other financial institutions with which we have joint marketing agreements, we will only disclose your name, contact information and information about your transactions.

THE PACHOLDER HIGH YIELD FUND, INC. PRIVACY COMMITMENT. Pacholder High Yield Fund, Inc. is committed to protecting the privacy of our customers, but we understand that the best protection requires a partnership with you. We encourage you to find out how you can take steps to further protect your own privacy by visiting us online at www.phf-hy.com.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to a semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacholder High Yield Fund, Inc.

By:	/s/ Gary J. Madich
Gary J. Madich
President and Principal Executive Officer
September 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary J. Madich
Gary J. Madich
President and Principal Executive Officer
September 8, 2008

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
Principal Financial Officer
September 8, 2008